Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

Managed by IDS Life Insurance Company


IDSLife Variable Annuity Fund A


Message from the Executive Vice President
(picture of) Michael J. Hogan

Dear Contract Owner:

As you probably know, 1996 was another strong period for the stock market and, as it turned out, this Fund. While such positive performance is, of course, quite gratifying, it's important to keep in mind that investment gains cannot be taken for granted. This year could bring a very different result.

Still, there is one solid prediction that we can make based on history. Financial markets will likely be volatile in the short term. Moreover, because the Fund emphasizes investments in stocks of rapidly growing companies, it's somewhat more affected by short-term market volatility.

Such volatility is a fact of life. But history also tells us that, in the long run, the stock market has been a solid performer. So, we urge contract owners to continue to take a long-term perspective, which the structure of this Fund provides for you. To read more about the specific gains in the Fund and strategies for the future, please see the letter from the Fund's portfolio manager.

One way to benefit from short-term market fluctuation is by making regular investments of fixed amounts of money. This systematic approach, called dollar-cost averaging, smoothes the effect of stock market volatility. If your contract allows additional payments, you can dollar-cost average. And if your contract has a fixed account, you can also set up a systematic transfer program from the fixed account to the variable account in order to dollar-cost average, subject to certain restrictions.

Here's how dollar-cost averaging works:

o You invest a fixed amount of money at regular time periods.

o Your fixed investment amount buys more accumulation units when stock market prices are low and buys fewer units when prices are high.

o Over time, if you continue to invest through volatile markets, you obtain accumulation units at a lower average cost than the general market prices.

Dollar-cost averaging doesn't ensure a profit or protect against a loss if the market declines at the time you withdraw funds, but it is an effective way for contract owners to meet long-term goals, provided they continue investing through changing market conditions.

Your financial advisor can tell you more about systematic investing and how it can help you meet your financial objectives. He or she also can help keep your investment strategies in line with your financial objectives. Ask your financial advisor about the broad range of products and services offered by American Express Financial Corporation and IDS Life designed to help you meet a variety of investment and protection needs.

Sincerely,


Michael J. Hogan

From Your Portfolio Manager: A Perspective
(picture of) Mitzi Malevich


The Fund took good advantage of a generally positive environment for stocks during 1996, producing substantial appreciation for contract owners. On Dec. 31, 1996, the accumulation unit value of IDS Life Variable Fund A was $17.04, compared with $13.93 at the beginning of the year. The increase represented a gain of 22.33% for the 12-month period. (If you purchased additional accumulation units during the period, your return would have been affected by the sales and administrative charges, as described in the Fund's prospectus.)

After recording its biggest gain of the past 20 years in 1995, few forecasters were expecting a great deal from the stock market last year. Nevertheless, after taking a brief rest at the outset of 1996, the market advanced strongly for several weeks before losing momentum in March. At that point, the market found the going considerably tougher in the face of rising long-term interest rates, which were spawned by fears of an impending spike in the rate of inflation.

A slump, then a rally

By mid-summer, the weight of higher interest rates finally took its toll on the market and sent stocks into a rapid retreat. But, in a display of the remarkable resilience that has characterized the market in recent years, stocks came roaring back in the fall, more than making up for the summer slump. As they have for some time, growth stocks -- those of companies with above-average profit growth -- performed especially well during the market's rallies. Leading the way most often were "large-cap" growth stocks, which represent companies of substantial size and worth. Because such stocks form the foundation of this Fund, the accumulation unit value increased accordingly. Although stocks in a variety of industries contributed to the Fund's positive results, most of the best gains were provided by our holdings among technology and healthcare-related stocks, which comprised the largest portion of the Fund's investments. Although they represented much smaller investment positions, stocks of financial services and energy companies also made positive contributions.

Biggest winners

Looking at specific stocks, among the Fund's prominent performers were its two biggest holdings, Intel and Microsoft, as well as Health South, Cisco Systems, Compaq, Ericksson, Parametric Technology and WorldCom. There was very little stock turnover during the period; that is, I essentially stayed with the stocks that have looked promising to me for some time. Also consistent with my management style, the Fund held few cash reserves. (While this "fully invested" approach proved to be rewarding during the past year, it does make the Fund more vulnerable during market downturns. In the long run, however, I believe that keeping the Fund almost entirely invested in stocks leads to a higher return.) While the years ahead surely will include periodic downturns for stocks, the American economy continues to provide promising investment opportunities. Therefore, even though the stock market has made an exceptional advance during the past two years, I believe that the underlying trend remains positive for the rest of the 1990s.


Mitzi Malevich

Ten Largest Holdings                                              Dec. 31, 1996
--------------------------------------------------------------------------------
                                                                     Percent of
                                                                         Fund's
Common Stocks                                              Value     Net Assets
--------------------------------------------------------------------------------

Cisco Systems....................................... $  13,997,500         4.27%
The leading designer and builder of devices that link
personal computers in powerful networks, Cisco is a leader
in the fast-growing business network market.
Oracle Systems.....................................     12,525,000         3.82
One of the largest independent vendors of database-
management software offering a variety of new products,
enhancements and applications software.
Medtronic...........................................   12,240,000          3.74
A major, diversified medical device company.
Pfizer..............................................    11,834,550         3.61
Leading producer of pharmaceuticals, hospital products,
animal health items, non-prescription medications and
specialty chemicals.
Tellabs.............................................    11,287,500         3.44
This company designs, manufactures and markets a broad
range of products and equipment for use by telephone
companies, the Bell Sysem, specialized common carriers
and other providers of telecommunication services.
Coca-Cola...........................................    10,482,900         3.20
The world's largest producer and distributor of soft drinks, concentrates and syrups.
HEALTHSOUTH.........................................     9,447,675         2.88
A fast-growing chain of hospitals and outpatient centers.
Alco Standard.......................................     8,260,000         2.52
The company's operations are divided into two business
groups: Alco Office products and Unisource. Unisource
Worldwide, Inc. markets and distributes papers, plastic
packaging supply items, commercial sanitary and
maintenance products. Alco Office Products sells, leases
and rents office equipment and operates specialized
overnight copy centers.
Intel...............................................     7,856,250         2.40
This company designs, develops, manufactures and markets
microcomputer components and related products at various
levels of integration.
Ericcson ADR........................................     7,546,875         2.30
A Sweden-based company with annuals sales of $8 billion, is the third largest international telecommunications equipment manufacturer in the world.

--------------------------------------------------------------------------------
Total...............................................  $105,478,250        32.18%
--------------------------------------------------------------------------------

Excludes short-term securities.

Investment Illustration
--------------------------------------------------------------------------------

On the chart below you can see how IDS Life Variable Annuity Fund A's total return compared to the Standard & Poor's 500 Index (S&P 500), an unmanaged list of common stocks, frequently used as a general measure of market performance. In comparing the Fund to the S & P 500, you should take into account the fact that the Fund's performance reflects an 8 percent total sales and administrative charge, while no such sales charge is reflected in the performance of the S&P
500. Investment performance of the Fund, after charges, is reflected in the unit value calculation. There are no dividend or capital gain distributions, therefore, the assumed units purchased would remain constant throughout the period.

 How your $10,000 has grown in IDS Life Variable Annuity Fund A

               1986   1987   1988   1989   1990   1991   1992   1993   1994   1995    1996

             $9,200 11,675 12,561 16,405 16,729 25,065 26,813 29,359 28,182 38,208  46,749
Dec. 31
Unit Value   $3.353  4.255  4.578  5.979  6.097  9.135  9.772 10.700 10.271 13.925  17.038






The above represents an assumed investment of $10,000 into a single payment annuity contract on Dec. 31, 1986. Values are calculated on Dec. 31 of each year. (No new contracts are currently being sold.)

Average Annual Total Return on Each of Three Investments



            Date of                    Period                   Average
          Investment                 investment              annual total
                                    held in years               return
         Dec. 31, 1986                   10                     +16.67%
         Dec. 31, 1991                    5                     +11.40%
         Dec. 31, 1995                    1                     +12.57%


The returns reflect the deduction of a sales and administrative charge and mortality and expense risk charges.


Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than their original cost. This was a period of fluctuating security prices. Past performance is no guarantee of future results.

Annual Financial Information


Report of Independent Auditors

The Board of Managers and Contract Owners IDS Life Variable Annuity Fund A:

We have audited the accompanying statement of assets, liabilities and contract owners' equity of IDS Life Variable Annuity Fund A, including the schedule of investments in securities, as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios presented under "Financial highlights" for each of the five years in the period then ended. These financial statements and per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of IDS Life Variable Annuity Fund A at December 31, 1996, the results of its operations for the year then ended, the changes in its contract owners' equity for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended in conformity with generally accepted accounting principles.









Ernst & Young LLP
Minneapolis, Minnesota
February 3, 1997

Statement of Assets, Liabilities and Contract Owners' Equity     Dec. 31, 1996


Assets
================================================================================
Investments in securities, at value (Note 1)
(identified cost, $184,208,525)                                   $323,851,342
Cash in bank on demand deposit                                          64,709
Dividends and interest receivable                                      148,994
Receivable for investment securities sold                            3,814,373
Receivable from IDS Life Insurance Company
for contract purchase payments                                         101,631
================================================================================
Total assets                                                      $327,981,049
================================================================================





Liabilities
================================================================================
Payable for contract terminations                                   $   190,252
Payable to IDS Life Insurance Company for:
Mortality and expense assurance fee                                       2,505
Investment management fee                                                10,111
================================================================================
Total liabilities                                                       202,868
================================================================================





Contract owners' equity
================================================================================
Contracts in accumulation period -
   18,939,349 units at $17.04 per unit (Note 5)                     322,679,753
Contracts in payment period - 12,049 annuity units                    5,098,428
================================================================================
Total contract owners' equity                                       327,778,181
================================================================================
================================================================================
Total liabilities and contract owners' equity                      $327,981,049
================================================================================

See accompanying notes to financial statements.

Statement of Operations                     Year ended Dec. 31, 1996




Investment loss - net
================================================================================
Income:
Dividends (net of foreign taxes withheld of $6,869)                $  1,880,603
Interest                                                              1,147,844
--------------------------------------------------------------------------------
Total income                                                          3,028,447
--------------------------------------------------------------------------------
Expenses:
Mortality and expense assurance fee (Note 2)                          3,105,070
Investment management fee (Note 3)                                    1,242,190
================================================================================
Total expenses                                                        4,347,260
================================================================================
Investment loss - net                                                (1,318,813)
================================================================================





Realized and unrealized gain on investments - net
===============================================================================
Net realized gain on investments                                     14,687,216
Net change in unrealized appreciation or depreciation of investments 48,566,206
-------------------------------------------------------------------------------
Net gain on investments                                              63,253,422
===============================================================================
Net increase in contract owners' equity from operations             $61,934,609
===============================================================================

See accompanying notes to financial statements.

Statement of Changes in Contract Owners' Equity


                                                             Year ended     Year ended
Operations                                                Dec. 31, 1996  Dec. 31, 1995
==========================================================================================
Investment loss net ...................................   $ (1,318,813)   $   (483,668)
Net realized gain on investments ......................     14,687,216      29,842,830
Net change in unrealized appreciation
   or depreciation of investments .....................     48,566,206      47,660,510
==========================================================================================
Net increase in contract owners' equity from operations     61,934,609      77,019,672
==========================================================================================





Contract Transactions
==========================================================================================
Net contract purchase payments (Note 2) ...............      2,007,523       2,190,650
Repayment of temporary withdrawals ....................         19,676          42,408
Net transfers from (to) fixed annuities ...............      1,191,131      (1,019,455)
Actuarial adjustment for mortality assurance on
annuities in payment period (Note 2) ..................        257,601         (52,294)
Contract termination payments and temporary withdrawals    (21,377,456)    (16,542,000)
Annuity payments ......................................       (662,354)       (548,310)
==========================================================================================
Net decrease from contract transactions ...............    (18,563,879)    (15,929,001)
==========================================================================================
Net increase in contract owners' equity ...............     43,370,730      61,090,671
==========================================================================================





Contract owners' equity at beginning of year               284,407,451     223,316,780
==========================================================================================




Contract owners' equity at end  year                      $327,778,181    $284,407,451
==========================================================================================
==========================================================================================

See accompanying notes to financial statements.

Notes to Financial Statements

--------------------------------------------------------------------------------
1. Organization and summary of significant accounting policies

IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Investments in securities
Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the year ended Dec. 31, 1996, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding at Dec. 31, 1996.

Futures contracts
In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the year ended Dec. 31, 1996, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding at Dec. 31, 1996.

Foreign  currency  translations and foreign  currency  contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the rate of exchange on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.



The Fund may also enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

There were no forward foreign currency exchange contracts outstanding at Dec. 31, 1996.

Federal income taxes
IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

--------------------------------------------------------------------------------
2. Mortality and expense assurance fee and sales charges

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1 percent of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $83,478 for the year ended Dec. 31, 1996 and $91,903 in 1995. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

--------------------------------------------------------------------------------
3. Investment management agreement

The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4 percent of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

--------------------------------------------------------------------------------
4. Security transactions and basis for determining realized gain and loss

Cost of purchases and proceeds from sales of securities, (other than short-term obligations) aggregated $37,984,220 and $60,696,461 for the year ended Dec. 31, 1996. Net realized gain on investments has been determined on the basis of identified costs.

5. Accumulation units
The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:

                                                 Year ended           Year ended
                                                Dec. 31, 1996      Dec. 31, 1995
================================================================================

Units outstanding at beginning of year ...........    20,131,589     21,424,899
Additions for contract purchase payments
and repayments ...................................       132,080        183,435
Net transfers from (to) fixed annuities ..........        71,980        (89,922)
Deductions for contract terminations
and withdrawals ..................................    (1,396,300)    (1,386,823)
                                                      -----------    -----------
Units outstanding at end of year .................    18,939,349     20,131,589
                                                      -----------    -----------

6. Financial Highlights
The table below shows certain important
financial information for evaluating the
Fund's results.                                                 Year ended Dec. 31,
----------------------------------------------------------------------------------------------
                                                     1996     1995     1994     1993      1992
==============================================================================================
Accumulation unit value at beginning of year ..    $13.93   $10.27   $10.70   $ 9.77    $ 9.13
----------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss) ..................      (.07)    (.02)     .03     (.02)     (.03)
Net gains (losses) on securities, both realized
and unrealized ...............................   .   3.18     3.68    (0.46)    0.95      0.67
----------------------------------------------------------------------------------------------

Total from investment operations ..............      3.11     3.66    (0.43)    0.93      0.64
----------------------------------------------------------------------------------------------

Accumulation unit value at end of year             $17.04   $13.93   $10.27   $10.70     $9.77
----------------------------------------------------------------------------------------------

Total return* .................................     22.33%   35.64%   (4.01)%   9.50%     6.97%
----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
Total contract owner's equity at end of year
(000 omitted)                                    $327,778 $284,407 $223,317 $241,623  $228,366
Ratio of operating expenses to average net assets    1.41%    1.40%    1.40%    1.40%     1.40%
Ratio of net investment income (loss) to average
net assets                                          (0.43)%  (0.19)%    0.27%  (0.17)%   (0.30)%
Portfolio turnover rate                                13%      46%       63%      64%      74%
Average brokerage commission rate**               $ .0550       --        --       --       --
==============================================================================================


 *Total return does not reflect payment of a sales charge.
**Effective for 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.


The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract owners are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5 percent investment rate) was $6.37 as of Dec. 31, 1996, $5.39 as of Dec. 31, 1995, $4.11 as of Dec. 31, 1994, $4.44
as of Dec. 31, 1993 and $4.19 as of Dec. 31, 1992. The value of an annuity unit (assuming a 5 percent investment rate) was $4.21 as of Dec. 31, 1996, $3.61 as of Dec. 31, 1995, $2.80 as of Dec. 31, 1994, $3.06 as of Dec. 31, 1993 and $2.93
as of Dec. 31, 1992.

================================================================================
Investments in Securities, Dec. 31, 1996
================================================================================

(Percentages represent value of investments compared to total net assets)

Bonds
--------------------------------------------------------------------------------
                                                        Principal
Issuer                                                     amount     Value(a)
--------------------------------------------------------------------------------
U.S. government obligation (0.1%)
U.S. Treasury Bonds, 7.25%, 05-15-16 ............      $  250,000     $  264,208
(Cost: $240,684)
--------------------------------------------------------------------------------

Common stocks
--------------------------------------------------------------------------------
Issuer                                                    Shares     Value(a)
--------------------------------------------------------------------------------
Airlines (0.9%)
Northwest Airlines ..............................          75,000(b)  $2,934,375
--------------------------------------------------------------------------------
Banks and savings & loans (1.6%)
Washington Mutual ...............................         120,000      5,197,500
--------------------------------------------------------------------------------
Beverages & tobacco (3.2%)
Coca-Cola .......................................         199,200     10,482,900
--------------------------------------------------------------------------------
Building materials & construction (1.5%)
Tyco Intl                      90,000   4,758,750
--------------------------------------------------------------------------------
Communications equipment & services (7.3%)
ADC Telecommunications ..........................         160,000(b)   4,980,000
Andrew ..........................................         142,200(b)   7,545,487
Tellabs .........................................         300,000(b)  11,287,500
                                                                      ----------
                                                                      23,812,987
--------------------------------------------------------------------------------
Computers & office equipment (20.9%)
Cisco Systems ...................................         220,000(b)  13,997,500
Compaq Computer .................................         100,000(b)   7,425,000
Computer Association Intl .......................         150,000      7,462,500
First Data ......................................         200,456      7,316,644
Intuit ..........................................          40,000(b)   1,260,000
Microsoft .......................................          70,000(b)   5,783,750
Oracle Systems ..................................         300,000(b)  12,525,000
Parametric Technology ...........................         137,600(b)   7,069,200
Solectron .......................................          80,000(b)   4,270,000
U.S. Robotics ...................................          20,000(b)   1,440,000
                                                                      ----------
                                                                      68,549,594
--------------------------------------------------------------------------------

Electronics (5.9%)
Applied Materials ...............................          97,800(b)   3,514,688
AVX .............................................          64,700      1,391,050
Harman Intl .....................................          65,520      3,644,550
Intel ...........................................          60,000      7,856,250
Maxim Integrated Products .......................          70,000(b)   3,027,500
                                                                      ----------
                                                                      19,434,038
--------------------------------------------------------------------------------

Energy (1.5%)
Mobil ...........................................          40,000      4,890,000
--------------------------------------------------------------------------------
Energy equipment & services (1.9%)
Fluor ...........................................         100,000      6,275,000
--------------------------------------------------------------------------------
Financial services (1.8%)
Green Tree Financial ............................         150,000      5,793,750
--------------------------------------------------------------------------------
Issuer                                                     Shares       Value(a)
--------------------------------------------------------------------------------
Foreign (6.3%)
Danka Business Systems ADR ......................         135,000      4,775,625
Ericsson (LM) ADR ...............................         250,000      7,546,875
Magna Intl ......................................          60,300      3,361,725
Schlumberger ....................................          50,000      4,993,750
                                                                      ----------
                                                                      20,677,975
--------------------------------------------------------------------------------
Health care (13.5%)
Amgen ...........................................          60,000(b)   3,262,500
Boston Scientific ...............................         120,000(b)   7,200,000
Guidant .........................................         100,000      5,700,000
Johnson & Johnson ...............................          80,000      3,980,000
Medtronic .......................................         180,000     12,240,000
Perclose ........................................           6,000(b)     121,500
Pfizer ..........................................         142,800     11,834,550
                                                                      ----------
                                                                      44,338,550
--------------------------------------------------------------------------------
Health care services (6.8%)
HEALTHSOUTH .....................................         244,600(b)   9,447,675
Healthcare COMPARE ..............................         150,000(b)   6,356,250
Service Corp Intl ...............................         130,000      3,640,000
Vivra ...........................................         100,000(b)   2,762,500
                                                                      ----------
                                                                      22,206,425
--------------------------------------------------------------------------------
Household products (0.4%)
Sola Intl .......................................          30,000(b)   1,140,000
--------------------------------------------------------------------------------
Industrial equipment & services (5.4%)
Caterpillar .....................................          80,000      6,020,000
Deere & Company .................................         171,000      6,946,875
USA Waste Services ..............................         153,000(b)   4,876,875

                                                                      ----------
                                                                      17,843,750
--------------------------------------------------------------------------------
Insurance (0.4%)
Risk Capital Holdings ...........................          75,200(b)   1,457,000
--------------------------------------------------------------------------------
Leisure time & entertainment (3.7%)
Mattel ..........................................         212,500      5,896,875
Walt Disney .....................................          90,000      6,266,250
                                                                      ----------
                                                                      12,163,125
--------------------------------------------------------------------------------
Metals (2.7%)
Birmingham Steel ................................         150,800      2,865,200
Nucor Steel .....................................         120,000      6,120,000
                                                                      ----------
                                                                       8,985,200
--------------------------------------------------------------------------------
Multi-industry conglomerates (3.2%)
Alco Standard ...................................         160,000      8,260,000
Manpower ........................................          68,500      2,226,250
                                                                      ----------
                                                                      10,486,250
--------------------------------------------------------------------------------
Textiles & apparel (1.8%)
Nike Cl B .......................................         100,000      5,975,000
--------------------------------------------------------------------------------
Utilities - telephone (2.7%)
AirTouch Communications .........................         133,000(b)   3,358,250
MFS Communications ..............................         100,000(b)   5,450,000
                                                                      ----------
                                                                       8,808,250
--------------------------------------------------------------------------------
Total Common stocks (93.4%)
(Cost: $166,591,126)                                                $306,210,419
--------------------------------------------------------------------------------

Short-term securities

                 Annualized
                  yield on      Amount
                   date of  payable at
Issuer             purchase  maturity    Value(a)
--------------------------------------------------------------------------------
U.S. government agency (0.9%)
Federal Natl Mtge Assn
Disc Nts
  01-14-97 .....................                 5.51% $3,000,000  $   2,994,041
--------------------------------------------------------------------------------

Commercial paper (4.4%)
BBV Finance Delaware
  01-15-97 .....................                 5.48   5,800,000      5,787,685
Consolidated Natural Gas
  01-09-97 .....................                 5.58   1,700,000      1,697,896
PACCAR Financial
  01-09-97 .....................                 5.43     700,000        699,160
U.S. WEST Communications
  01-03-97 .....................                 6.00   6,200,000      6,197,933
                                                                      ----------
                                                                      14,382,674
--------------------------------------------------------------------------------
Total short-term securities (5.3%)
(Cost: $17,376,715)                                                $  17,376,715
--------------------------------------------------------------------------------
Total investments in securities (98.8%)
(Cost: $184,208,525)(c)                                            $ 323,851,342
--------------------------------------------------------------------------------

Notes            to             investments             in            securities
--------------------------------------------------------------------------------
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income  producing.
(c) At Dec. 31, 1996, the cost of securities for federal income tax purposes was $184,208,154 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation          $141,965,669
    Unrealized depreciation           (2,322,479)
--------------------------------------------------------------------------------
    Net unrealized appreciation      $139,643,188
--------------------------------------------------------------------------------
================================================================================

See accompanying notes to investments in securities.

Managers and Officers

--------------------------------------------------------------------------------
Board of Managers

Richard W. Kling
president, IDSLife Insurance Company

Michael J. Hogan
director and executive vice president
variable assets, IDS Life Insurance Company

Edward Landes
retired, former development consultant

Carl N. Platou
president emeritus, Fairview Hospital
and Healthcare Services

Gordon H. Ritz
president, Con Rad Broadcasting Corp.

--------------------------------------------------------------------------------

Principal Officers

Richard W. Kling
chairman of the board and president

Morris Goodwin, Jr.
vice president and treasurer

Lorraine R. Hart
vice president, investments

Jeffrey S. Horton
vice president and controller

Timothy S. Meehan
secretary

William A. Stoltzmann
general counsel and assistant secretary


Additional Information
--------------------------------------------------------------------------------

The investment objective of IDSLife Variable Annuity Fund A is to invest in securities that offer opportunities for long-term capital appreciation consistent with accumulating Fund value and providing annuity payments under variable annuity contracts issued by IDSLife.

There is a sales and administrative charge to the contract owner included in the purchase payment.

This report is for the information of contract owners of IDSLife Variable Annuity Fund A, but it may be used as sales literature when preceded or accompanied by the current prospectus. For details and other material information, see the current prospectus.

Issuer and Investment Manager:
IDSLife Insurance Company,
Minneapolis, Minn.

Custodian:
American Express Trust Company
Minneapolis, Minn.

Sub-Custodian:
First Bank National Association
St. Paul, Minn.

IDS Life  Insurance  Company
IDS Tower 10
Minneapolis,  MN  55440-0010